Long-Term Debt And Credit Facilities	12 Months Ended
May. 31, 2015
Debt Disclosure [Abstract]
Long-Term Debt and Credit Facilities
LONG-TERM DEBT AND CREDIT FACILITIES

As of May 31, 2015 and 2014, long-term debt consisted of the following:

	2015	2014

	(in thousands)
Term loan (face amount of $1,234,375 and $1,250,000 at May 31, 2015 and 2014, respectively, less unamortized debt issuance costs of $2,433 and $3,172 at May 31, 2015 and 2014, respectively)	$1,231,942	$1,246,828
Corporate credit facility	508,125	140,000
Notes payable	—	3,679
Total long-term debt	1,740,067	1,390,507
Less current portion of long-term debt (face amount of $62,500 and $17,677 at May 31, 2015 and 2014, respectively, less unamortized debt issuance costs of $716 and $739 at May 31, 2015 and 2014, respectively)	61,784	16,938
Long-term debt, excluding current portion	$1,678,283	$1,373,569

Maturity requirements on long-term debt by fiscal year are as follows (in thousands):

2016	$62,500
2017	78,125
2018	125,000
2019	1,476,875
Total	$1,742,500

On February 28, 2014, we entered into an amended and restated term loan agreement ("Term Loan") and an amended and restated credit agreement ("Corporate Credit Facility") with a syndicate of financial institutions.

The Term Loan is a five-year senior unsecured $1.25 billion term loan. We used proceeds from the Term Loan to partially fund our acquisition of PayPros on March 4, 2014 and to repay the outstanding balances on our previously existing term loan and revolving credit facility.

The Term Loan expires February 28, 2019 and bears interest, at our election, at either LIBOR or a base rate, in each case plus a leverage-based margin. As of May 31, 2015, the interest rate on the Term Loan was 1.94%. From May 2015 to November 2018, the Term Loan has scheduled quarterly principal payments of 1.25%, increasing up to 2.50%, of the original principal balance. At maturity, 27.5% of the Term Loan will have been repaid through scheduled principal payments and the remaining principal balance will be due. With notice, the Term Loan may be voluntarily prepaid at any time, in whole or in part, without penalty.

The Corporate Credit Facility is a five-year senior unsecured $1 billion revolving credit facility that expires February 28, 2019 and bears interest, at our election, at either LIBOR or a base rate, in each case plus a leverage-based margin. As of May 31, 2015, the interest rate on the Corporate Credit Facility was 1.90%. The Corporate Credit Facility is available for general corporate purposes, and borrowing under the Corporate Credit Facility is available in various currencies.

The Corporate Credit Facility allows us to issue standby letters of credit of up to $100 million in the aggregate. Outstanding letters of credit under the Corporate Credit Facility reduce the amount of borrowings available to us. Borrowings available to us under the Corporate Credit Facility are further limited by the covenants described below under "Compliance with Covenants." At May 31, 2015 and 2014, we had standby letters of credit of $7.6 million and $8.1 million, respectively. The total available incremental borrowings under our Corporate Credit Facility at May 31, 2015 and 2014 was $484.3 million and $851.9 million, respectively. We are required to pay a quarterly commitment fee on the unused portion of the Corporate Credit Facility.

Upon closing of the Term Loan and the Corporate Credit Facility, which occurred on February 28, 2014, we repaid the outstanding balance of $612.5 million on our previously existing term loan and the outstanding balance of $290 million on our previously existing revolving credit facility together with accrued interest and fees on each. In connection with the debt refinancing, we recorded a loss of $2.1 million, representing the write off the remaining unamortized debt issuance costs associated with the previously existing term loan. We reported this loss in Interest and other expense in our consolidated statement of income for the year ended May 31, 2014. We incurred fees and expenses associated with these new arrangements of approximately $6.0 million, which was capitalized as debt issuance costs. Debt issuance costs are included in other non-current assets in our consolidated balance sheet at May 31, 2015 and are being amortized over the terms of the Term Loan and Corporate Credit facility.

The agreements contain customary affirmative and restrictive covenants, including, among others, financial covenants based on our leverage and fixed charge coverage ratios. See "Compliance with Covenants" below. Each of the agreements includes customary events of default, the occurrence of which, following any applicable cure period, would permit lenders to, among other things, declare the principal, accrued interest and other obligations to be immediately due and payable.

Short-term Lines of Credit

We have short-term lines of credit with banks in the United States and Canada as well as several countries in Europe and Asia in which we do business. The short-term lines of credit, which are restricted for use in funding settlement, generally have variable short-term interest rates and are subject to annual review. The credit facilities are generally denominated in local currency but may, in some cases, facilitate borrowings in multiple currencies. For certain of our lines of credit, the line of credit balance is reduced by the amount of cash we have on deposit in specific accounts with the lender when determining the available credit. Accordingly, the amount of the outstanding line of credit may exceed the stated credit limit when the net position is less than the credit limit. As of May 31, 2015 a total of $193.2 million of cash on deposit was used to determine the available credit.

As of May 31, 2015 and 2014, respectively, we had $592.6 million and $440.1 million outstanding under these short-term lines of credit with additional capacity as of May 31, 2015, of $567.5 million to fund settlement. The weighted-average interest rate on these borrowings was 1.5% and 1.7%, at May 31, 2015 and 2014, respectively. We are required to pay a commitment fee on unused portions of short-term lines of credit.

During the year ended May 31, 2015, the maximum and average outstanding balances under these lines of credit were $1,258.7 million and $647.3 million, respectively. The maximum outstanding amount was greater than our period-end balance due to the timing of settlement funding.

Compliance with Covenants

There are certain financial and non-financial covenants contained in our various credit facilities and Term Loan. Our Term Loan and Corporate Credit Facility agreements include financial covenants requiring (i) a leverage ratio no greater than 3.50 to 1.00 (3.75 to 1.00 in the case of a business acquisition, subject to certain conditions) and (ii) a fixed charge coverage ratio no less than 2.50 to 1.00. We complied with all applicable covenants as of and for the year ended May 31, 2015.

Interest Rate Swap Agreement

On October 9, 2014, we entered into an interest rate swap agreement with a major financial institution to hedge changes in cash flows attributable to interest rate risk on a portion of our variable-rate debt instruments. The interest rate swap agreement, which became effective on October 31, 2014, will mature on February 28, 2019. At May 31, 2015, our interest rate swap agreement effectively converted $500 million of our variable-rate debt to a fixed rate of 1.52% plus a leverage-based margin. The fair value of our interest rate swap as of May 31, 2015 was a liability of $6.2 million, which is reflected in accounts payable and accrued liabilities in the consolidated balance sheet. Net amounts to be received or paid under the swap agreement are reflected as adjustments to interest expense. Since we have designated the interest rate swap agreement as a cash flow hedge, unrealized gains or losses resulting from adjusting the swap to fair value are recorded as components of other comprehensive income except for any ineffective portion of the change in fair value, which would be immediately recorded in interest expense. During the year ended May 31, 2015, there was no ineffectiveness. The fair value of the swap agreement was determined based on the present value of the estimated future net cash flows using implied rates in the applicable yield curve as of the valuation date. This derivative instrument was classified within Level 2 of the valuation hierarchy.

During the year ended May 31, 2015, we recognized $4.0 million in interest expense related to settlements on the interest rate swap. At May 31, 2015, the amount in accumulated other comprehensive income related to our interest rate swap that is expected to be reclassified into interest expense during the next 12 months was not material.

Interest Expense

Interest expense was $39.9 million, $37.5 million and $31.7 million for the years ended May 31, 2015, 2014 and 2013, respectively. Interest expense is comprised primarily of interest on our long-term debt and short-term lines of credit. Interest expense also includes settlements on our interest rate swap, amortization of deferred debt issuance costs, commitment fees on the unused portions of our Corporate Credit Facility and short-term lines of credit and interest related to unrecognized income tax benefits. Interest expense of $3.6 million that had been accrued related to an unrecognized tax benefit was eliminated as of May 31, 2015 and reflected as a reduction to Interest and other expense in the year ended May 31, 2015 in our consolidated statement of income. See "Note 8 - Income Tax" for further discussion.

Interest expense during the year ended May 31, 2014 includes a loss on extinguishment of debt of $2.1 million in connection with the refinancing of our term loan and revolving credit facilities. Interest expense for the years ended May 31, 2014 and 2013 includes dividend payments to HSBC Asia in the amounts of $3.3 million and $8.4 million, respectively, related to a redeemable noncontrolling interest that HSBC Asia held in Global Payments Asia-Pacific. See "Note 3 - Business and Intangible Asset Acquisitions and Joint Ventures-Redeemable Noncontrolling Interest Acquisition" for further discussion.